Exhibit 10.79b


                                IRREVOCABLE PROXY

     PROXY effective as of June 9, 1999 by and between KIRAN C. PATEL ("Patel"), an individual having an address at 6800 N. Dale Mabry, Suite 268, Tampa, Florida 33614, and ROBERT W. MOREY ("Morey"), an individual having an address at c/o RWM Management Company, Box I, Tiburon, California 94920.

                              W I T N E S S E T H:

     WHEREAS, Patel and Morey have entered into a Voting Agreement dated as of June 9, 1999 (the "Voting Agreement"), pursuant to which, inter alia, Morey has agreed to give Patel, subject to the terms and conditions contained therein, a proxy, which shall be irrevocable for two (2) years, to vote his 281,956 shares of Class A Common Stock, $.01 par value ("Class A Common Stock") of The WellCare Management Group, Inc. (the "Company"). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Voting Agreement; and

     WHEREAS, Sections 609 and 620(a) of the New York Business Corporation Law permit the granting of a voting proxy by a shareholder entitled to vote at a meeting of shareholders or express consent or dissent without a meeting, and that such voting proxy may be irrevocable if held by a person designated by or under an agreement between two or more shareholders in writing and signed by the parties thereto providing that in exercising any such voting rights, the shares held by them shall be voted as therein provided, or as they may agree, or as determined in accordance with a procedure agreed upon by them.

     NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Morey hereby agrees as follows:

     1. Morey hereby appoints Patel as his proxy to represent and vote all of the 281,956 shares of Class A Common Stock (the "Shares"), held of record by Morey on the record date for determining the stockholders of the Company eligible to vote on the matter at issue (the "Record Date") for and in the name, place and stead of Morey at all regular, special or other meetings of the holders of the Company's Common Stock, Class A Common Stock, and Preferred Stock, par value $.01, of the Company of whatever designation, and at any adjournment of such meetings, held during the time this proxy is in effect pursuant to Section 2 hereof, and to act by consent in lieu of a meeting, or otherwise, with respect to the Shares at all times this Proxy is in effect pursuant to Section 2 hereof, in order that such Shares be voted the same as those shares of the Company's Senior Convertible Preferred Stock, Series A and any shares of Common Stock held of record by Patel.

     2. Morey hereby acknowledges and agrees that this Proxy is irrevocable and is coupled with an interest pursuant to the terms of the Voting Agreement and in accordance with Section 609(f) of the New York Business Corporation Law. This Proxy shall be effective as of June 9, 1999 and, as between Morey and Patel, shall remain in effect for two (2) years or until the earlier expiration or termination of the Voting Agreement.

     3. This Proxy may not be sold, assigned or otherwise transferred by Patel including as a result of the dissolution of the Company. If all or any portion of the Shares held by Morey are sold, assigned or otherwise transferred, the transferee of such Shares shall be bound by this Proxy and shall execute a new proxy in substantially the same form.

     4. Morey shall utilize his best efforts to cause the Company and its transfer agent to affix to each certificate representing the Shares, for as long as this Proxy is effective, the following legend:

                      NOTICE: THE POWER TO VOTE THE SHARES
                      REPRESENTED BY THIS SHARE CERTIFICATE
                   IS SUBJECT TO A PROXY WHICH IS IRREVOCABLE
                        UNDER SECTION 609 OF THE NEW YORK
                            BUSINESS CORPORATION LAW.

     5. THIS PROXY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.


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     IN WITNESS  WHEREOF,  the undersigned has executed this Proxy as of the 9th day of June 1999.


                                        /s/ Robert W. Morey
                                        ----------------------------------
                                        ROBERT W. MOREY



Acknowledged and agreed:

/s/ Kiran C. Patel
------------------------------
KIRAN C. PATEL